Exhibit 99.1

Annual Stockholders Meeting May 9, 2018

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. 2

Cloud Peak Energy Profile 3

One of the largest U.S. coal producers and only PRB pure-play coal company 2017 coal shipments from our three mines of 57.4 million tons 2017 proven and probable reserves of 1.0 billion tons Approval received for LBM of approximately 14 million tons at Antelope Mine Extensive NPRB projects and options for long-term growth opportunities Employs approximately 1,300 people Company and Financial Overview NYSE: CLD (5/3/18) $3.27 Market Capitalization (5/3/18) $247.8 million 2017 Revenue $887.7 million Senior Debt Principal (3/31/18) $346.8 million 4

Good Safety Record = Well-Run Operations Source: Mine Safety and Health Administration Note: All Injury Frequency Rate = (total number of employee injuries x 200,000) / total man-hours. 5 Top Coal Producing Companies – 2016 All Injury Frequency Rates (MSHA) Cloud Peak Energy 2017 – 0.17 Cloud Peak Energy 2016 – 0.25 2017 2016 Company Best March 31, 2018 YTD MSHA AIFR 0.0 0.17 0.00 0.25 0.55 0.62 0.85 0.87 1.28 1.29 1.30 1.56 2.16 2.63 3.79 3.82 3.93 4.30 4.34 4.42 4.52 4.67 5.18 5.88 6.21 7.19 Cloud Peak Energy Global Mining Group Cloud Peak Energy Vistra Energy NACCO Industries Bowie Resources Kiewit Peter Sons Peabody Energy Western Fuels Allete Arch Coal Westmoreland Alpha Natural Resources Coronado Coal CONSOL Energy Armstrong Energy Coalfield Transport Alliance Resource Brent K Bilsland Contura Energy Alpha Natural Resources Foresight Energy Labor (Murray) Prairie State Energy Robert E Murray Blackhawk Mining

Domestic Coal Environment Conditions and Regulations 6

Domestic Environment Colder weather during Q1 2018 reduced customer coal inventories. PRB stockpiles at utilities are estimated at 66 million tons at end of March 2018. (1) Regulatory Trump Administration – the short-term impact is positive. Longer-term impact less certain. Recent 45Q carbon capture tax credit amendments could help commercialize carbon capture for coal power plants. Anti-fossil fuel campaigns remain active Activist NGO groups not going away. More activity at state and local level, including climate change litigation. Pacific Northwest challenges to fossil fuel exports. 7 (1) Source - Mine Safety and Health Administration, EVA

High Quality Customer Base U.S. Coal Consumption by Region in 2017 8

Natural Gas Storage and Pricing Natural Gas Storage Domestic production and demand are forecast to increase this year along with exports. Storage levels were down 41% from last year. Natural Gas Pricing and Rig Count Weather remains the primary pricing driver. Rig count levels remain steady near 190 through Q1 2018. Prices have dropped to the $2.75 MMBtu range. Projected 2018 production increase is a concern, while rising exports are a positive. 9 Source: EIA Source: EIA, Baker Hughes 0 1,000 2,000 3,000 4,000 5,000 BCF Week 5-Year Range 2018 2017 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 0 50 100 150 200 250 300 350 400 450 Price ($/MMBtu) Rig Count Rigs Price

10 Powder River Basin 41% 59% 31% 69% Source: MSHA 2008 - 2016 and Company Estimates 2017 SPRB Production Volatility Production rebounded 17 million tons in 2017 over 2016. Higher natural gas prices. More normal weather. Increasing consumption. 2018 volumes are expected to be lower, primarily driven by plant closures particularly impacting 8400 Btu mines. 0 50 100 150 200 250 300 350 400 450 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E (million tons) Southern PRB Production Trends 8400 vs. 8800, 2009 - 2018 8800 Btu 8400 Btu

11 CPE Forward Sales Position 2018 has 47 million tons committed and fixed at weighted-average price of $12.28/ton. The 47 million tons committed includes 3.3 million export tons. 5 million tons of domestic sales needed to meet the midpoint of our production guidance range. 2019 has 17 million tons committed and fixed at weighted-average price of $12.63/ton. 47 17 7 47 24 0 10 20 30 40 50 60 2018 2019 Committed tons with variable pricing Committed tons with fixed pricing Total Committed Tons (as of 4/24/18)

Export Environment 12

13 Export Demand Asian seaborne demand increased by 40 million metric tons in 2017. Over the next 5 years, new coal-fired generation in Asia, outside of China, is forecast to grow by 23 Gigawatts. This generation growth is expected to increase seaborne thermal coal demand by 20 to 25 million metric tons per annum. This growth assumes that Chinese import demand remains stable. Any supply response is expected to be delayed by the past several years of low capital investment in Australia and Indonesia. Source: Wood Mackenzie, Commodity Insights, Company estimates 0 5 10 15 20 25 2018 2019 2020 2021 2022 GWs Estimated New Coal - Fired Capacity In Key Asian Countries Japan, South Korea, Taiwan, and Vietnam

14 Through March 2018, Chinese total electric generation increased by 10%, largely supported by coal. Total Chinese thermal imports were up 40% through February 2018. Newcastle prompt month spot prices declined during the quarter and have recently risen above $100 per tonne. We are expecting to export 5.5 million tons of coal in 2018 and have contracted 3.3 million tons year to date. Source: Global Coal, Platts, Company estimates Export Drivers are Cyclical $0 $20 $40 $60 $80 $100 $120 $140 (per metric ton) Newcastle & Kalimantan Price Curve NEWC Kalimantan

15 Spring Creek Export Quality and Rail Haul Advantage Source: SNL, Wood Mackenzie, Company estimates 4770-4850 4544 In decline Average Higher Quality Product Location Closer to the West Coast export terminals than SPRB mines Quality Spring Creek Mine is a premium subbituminous coal Indonesian coal has declining and variable quality Spring Creek Complex 3700 3900 4100 4300 4500 4700 4900 Indonesian Coal 8800 Btu Spring Creek Kcal/kg NAR

16 Cloud Peak Energy-JERA Trading Agreement Export coal supply agreement with JERA Trading Shipments are expected to commence as early as the end of 2019 and continue for up to forty months, reaching up to 1.3 million tons in the final contract year. Cloud Peak Energy Export Capacity Position Back-to-back agreements with Westshore and BNSF in support of the JERA Trading agreement, together with the base Westshore and BNSF agreement terms through 2020, provide Cloud Peak Energy with a firm export capacity foundation for many years. 0 1 2 3 4 5 6 2018 2019 2020 2021 2022 2023 (million tons) JERA Trading Extended Westshore and BNSF Agreements Amended Westshore and BNSF Agreements Westshore and BNSF base export agreements in blue extended through 2020 JERA Trading (estimates)

Spring Creek Complex 17

18 Spring Creek Complex High Btu Coal Resources For Domestic and Export Customers No new federal coal LBAs have been issued in the PRB since 2012. The process to obtain, permit and develop new LBA reserves has recently taken 7-10 years. Currently leased 8800 Btu coal reserves in the PRB are expected to decline at current production rates over the next 5-7 years, absent new LBAs. The Spring Creek Complex offers an opportunity to incrementally develop lower ratio, >9000 Btu coal potentially in the 2020-2021 timeframe by leveraging the existing Spring Creek Mine loadout and infrastructure.

19 Spring Creek Complex Potential Development Options (1) Non-reserve coal deposits are not reserves under SEC Industry Guide 7. Estimates of non-reserve coal deposits are subject to further exploration and development, are more speculative, and may not be converted to future reserves of the company. (2) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty. Youngs Creek Project 284 million tons of non-reserve coal deposits at December 31, 2017. (1) Contracted royalty payments of 8% vs. 12.5% federal rate. Big Metal Project Options to lease up to 1.4 billion tons(2) of in-place coal on the Crow Indian Reservation. All options expire in June 2018 unless one or more options are exercised by the expiration date. Option avoids significant up-front bonus payments as compared to federal LBAs. Sliding scale royalty rate to the Crow Tribe of 7.5% - 15% vs. 12.5% federal rate.

Youngs Creek Mine 20 Open boxcut to provide test burn coal Potential timing of first coal - early 2019 Provide up to ~1 million tons per year Haul coal east to the highway using contracted trucks Permitting expected to be completed by late 2018 CPE Presentation CONFIDENTIAL Development Focus

Annual Stockholders Meeting May 9, 2018